UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  June 24, 2004
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                               Date of Report
                        (Date of earliest event reported)





                           WSFS Financial Corporation
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             (Exact name of Registrant as specified in its Charter)



       Delaware                        0-16668                 22-2866913
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(State or other jurisdiction       (SEC Commission            (IRS Employer
     of incorporation)                 File No.)               Identification
                                                                 Number)


838 Market Street, Wilmington, Delaware            19899
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(Address of principal executive offices)        (Zip Code)




Registrant's telephone number, including area code: (302)792-6000
                                                    -------------


                                 Not Applicable
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          (Former name or former address, if changed since last Report)

                           WSFS FINANCIAL CORPORATION


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.   Other Events

         On June 24, 2004, the Registrant announced that its Board of Directors had authorized the open-market repurchase of up to an additional 10%, or approximately 702,000 shares, of the Registrant's issued and outstanding common stock.

         For further details, reference is made to the Press Release dated June 24, 2004, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          ------------------------

         (c) Exhibits:

                  99       Press Release dated June 24, 2004

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       WSFS FINANCIAL CORPORATION


Date: June 24, 2004
                                       By: /s/Mark A. Turner
                                           ------------------------
                                           Mark A. Turner
                                           Chief Operating Officer/
                                           Chief Financial Officer